UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2005
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 20, 2005, the Human Resources and Compensation Committee of the Board of Directors of Cardinal Health, Inc. (the “Company”) approved an amendment to the Company’s Deferred Compensation Plan, as amended and restated effective January 1, 2005. The amendment, among other things, removes a requirement that deferred amounts invested in the Company common shares account be distributed solely in-kind and permits such amounts to be paid either in cash or common shares.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

10.01	Amendment to the Cardinal Health Deferred Compensation Plan, as amended and restated effective January 1, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: December 22, 2005	By:	/s/ Ivan K. Fong
		Name:	Ivan K. Fong
		Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

10.01	Amendment to the Cardinal Health Deferred Compensation Plan, as amended and restated effective January 1, 2005.